SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C.  20549

                                FORM 8-K

                         Current Report Pursuant
                      to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

                            January 13, 1995
           (Date of Report (Date of Earliest Event Reported))

                         LA-Z-BOY CHAIR COMPANY
         (Exact Name of Registrant as Specified in Its Charter)

                                Michigan
             (State or Other Jurisdiction of Incorporation)

                                 0-5091
                        (Commission File Number)

                               38-0751137
                  (I.R.S. Employer Identification No.)

                         1284 N. Telegraph Road
                         Monroe, Michigan 48161
      (Address of Principal Executive Offices, Including Zip Code)

                             (313) 242-1444
          (Registrant's Telephone Number, Including Area Code)

                            [not applicable]
       (Former Name or Former Address If Changed Since Last Report

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Item 5.  Other Events

  See attached News Release.





                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           LA-Z-BOY-CHAIR COMPANY


Date:  January 13, 1995                         Gene M. Hardy
                                           Secretary and Treasurer